                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K







                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

            DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 22, 2002
                                                              ------------

                     STRUCTURED ASSET SECURITIES CORPORATION

--------------------------------------------------------------------------------------------------------------------
                                  (Exact name of registrant specified in Charter)


               Delaware                               333-82904                             74-2440850
---------------------------------------- ------------------------------------- -------------------------------------
            (State or other                          (Commission                          (IRS Employer
            jurisdiction of                          File Number)                      Identification No.)
            incorporation)


                          745 7th Avenue, 7th Floor                                           10019
                          New York, NY
------------------------------------------------------------------------------ -------------------------------------
                  (Address of principal executive offices)                                   Zip Code



                            REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 526-7000

                                    No Change
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                          (Former name and former address, if changed since last report)
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ITEM 5.  Other Events.(1)
         ----------------

         Attached as an exhibit are certain materials (the "Computational
Materials") furnished to the Registrant by Lehman Brothers Inc. (the
"Underwriter") in respect of Structured Asset Securities Corporation Mortgage
Pass-Through Certificates, Series 2002-10H, Class 1-A, Class 1-AP, Class 1-AX,
Class 2-A, Class 2-AP, Class 2-AX, Class B1, Class B2, Class B3 and Class R
Certificates (the "Certificates"). The Certificates are being offered pursuant to a Prospectus Supplement dated May 24, 2002 and a Prospectus dated March 22,
2002 (together, the "Prospectus"), which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the
"Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (333-82904) (the "Registration Statement").
The Computational Materials are incorporated by reference in the Registration
Statement.

         The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

         Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.


----------------------
(1)    Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.
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ITEM 7.       Financial Statements; Pro Forma Information and Exhibits.
              ---------------------------------------------------------

              (a)   Not applicable.

              (b)   Not applicable.

              (c)   Exhibits:

                    99.1     Computational Materials




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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         STRUCTURED ASSET SECURITIES CORPORATION


                                         By:    /s/ Joseph J. Kelly
                                                -------------------------------
                                         Name:  Joseph J. Kelley
                                         Title: Senior Vice President

Date:  May 24,  2002


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                                  EXHIBIT INDEX

Exhibit No.                  Description                           Page No.
                             -----------                           --------

99.1                         Computational Materials